UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)   January 22, 2001
                                           -------------------


                             American River Holdings
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            (Exact name of registrant as specified in its chapter)

   California                      0-31525                    68-0352144
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(State or other                  (Commission                (IRS Employer
jurisdiction                     File Number)             Identification No.)
of incorporation)


1545 River Park Drive, Suite 107, Sacramento, California      95815
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code         (916) 565-6100
                                                         ---------------------



Page 1 of 6 Pages
The Index to Exhibits is on Page 3

Item 5.  Other Events.

         Registrant issued a press release January 18, 2001 announcing its financial results for the year 2000, as well as for the fourth quarter ending December 31, 2000. The foregoing description is qualified by reference to the press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

(99.1)   Press release dated January 18, 2001.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERICAN RIVER HOLDINGS


                                  /s/ MITCHELL A. DERENZO
                                  --------------------------------------------
                                  Mitchell A. Derenzo, Chief Financial Officer

January 22, 2001


Page 2 of 6 Pages

                                INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION                                     PAGE

  99.1              Press release of American River                   4
                    Holdings dated January 18, 2001




Page 3 of 6 Pages